Exhibit 99.1

Q4 2016 Investor Presentation First Published November 14, 2016 Revised Effective December 12, 2016

Forward Looking Statements 1 This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions with investors . The primary Non - GAAP measure we reference is operating income, a non - GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating operating income, we have excluded the after - tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10 - Q and 10 - K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor .ProAssurance.com . N on - GAAP Measures

Key Updates

Key Updates: Return on Equity 3 Revising ROE target to seven points above the ten - year Treasury rate (risk - free rate) Ten year treasury rate was 2.45% at 12/1/16 * , implying a revised ROE target of approximately 9.45% Prior long - term return target of 12% - 14% has proven unrealistic in light of the current interest rate environment Each line of business is still targeting a 13% ROE on allocated capital *www.treasury.gov/resource - center/data - chart - center/interest - rates/Pages/TextView.aspx?data=yield

3.3% 4.6% 1.1% - 1.1% - 1.5% Pre-Tax Underwriting Profit $51 Pre-Tax Investment Income $69 Non-Operating Gains $17 Taxes $(16) Interest & Intangibles $(25) 4.3% 5.5% - 2.3% - 1.1% - 1.2% Pre-Tax Underwriting Profit $66 Pre-Tax Investment Income $86 Non-Operating Gains $(36) Taxes $(17) Interest & Intangibles $(16) YTD 2016 Return on Equity: 6.4% Components of Return on Equity 4 Five Year Average ROE: 10.5% * (2011 - 2015) Ten year Average ROE: 12.1% * ( 2006 - 2015) 9/30/16 *Excludes income from discontinued operations YTD 2015 Return on Equity: 5.2% Full Year 2015 Return on Equity: 5.6% $$ in millions

Key Updates: Capital Management 5 Special dividend of $4.69/per common share to be paid on January 9, 2017, alongside a regular dividend of $0.31/per common share Dividends declared in 2016 will return $316 million of capital to shareholders Underscores our commitment to effective capital management Preserves flexibility to pursue business opportunities and potential transactions that may emerge

Superb Track Record of Capital Management 6 38% increase in Shareholders Equity * To $1.8 billion from $1.3 billion * $1.7 billion returned to shareholders through share repurchase and dividends * Share repurchase balances share price vs . book value/share $110 mln authorized for buybacks at 11/30/16 Regular quarterly dividend is $0.31/share $754 million deployed in transformative strategic acquisitions Year Dividends Declared* Share Repurchase Strategic Acquisitions Total* Special Regular 2007 ̶ ̶ $ 54,201 ̶ $ 54,201 2008 ̶ ̶ 87,561 ̶ 87,561 2009 ̶ ̶ 52,045 $ 137,800 189,845 2010 ̶ ̶ 106,347 233,000 339,347 2011 ̶ $ 15,269 21,013 ̶ 36,282 2012 $ 154,055 38,411 ̶ 24,000 216,466 2013 ̶ 64,777 32,454 153,700 250,931 2014 150,038 70,426 222,360 205,244 648,068 2015 53,013 66,843 169,793 ̶ 289,649 YTD 16 249,724 65,876 2,106 ̶ 317,706 $ 608,830 $ 321,602 $ 747,880 $ 753,744 $ 2,430,056 $1,676,312 At 11/30/16 / $ in 000’s Capital Returned is all declared dividends + share buybacks All YTD Information is through November 30, 2016 * Calculations regarding dividends declared but not yet paid and capital returned to shareholders are based on outstanding shares at October 31, 2016 as reported in the ProAssurance Q3 2016 10Q Current Management Team’s Tenure Began Q2 2007

Share repurchase at prices with a reasonable payback period Options for deploying remaining capital Capital and Liquidity Decisions All decisions must recognize that we hold significant capital at the subsidiary level to maintain operating company ratings and satisfy regulatory requirements. Dividends from these subsidiaries to the holding company are our primary source of liquidity and are paid as allowed given rating and regulatory concerns. Special dividend Decreasing tax efficiency 7 Starting Point : Capital Liquidity Required capital for Anticipated operating operating subsidiaries expenses Subtract: Capital Liquidity Potential opportunities Amounts needed for for organic growth and quarterly dividends strategic M&A and debt service & &

Subsidiary Dividends to Corporate 8 Primary source of liquidity Ordinary dividends permitted without regulatory approval Generally once per year/ subsidiary Amounts and criteria vary by domiciliary state Extraordinary dividends require regulatory approval Subsidiary capital requirements play a major role $144 $149 $229 $150 $162 $56 $294 $311 $285 YTD 16 2015 2014 Subsidiary Dividend History in millions Ordinary Extraordinary 2016 ORDINARY Dividend Capacity is $165 Million At October 31, 2016

Strong Capital Position and Minimal Debt Committed to enhancing shareholder value through effective capital management R etaining capital needed for the market turn and M&A No Debt Prior to 2001 17% 18% 12% 10% 6% 2% 3% 3% 2% 13% $- $0.5 $1.0 $1.5 $2.0 $2.5 Q3 16 2015 2014 2013 2012 2011 2010 2009 2008 2007 $ in billions Debt Equity Debt to Equity Premiums to Surplus Ten - Year Debt to Equity $350 million long - term debt $250 million 10 - year notes due 11/15/2023 @ 5.30% Coupon $100 million on revolver Collateral earning a higher rate than interest charged Debt - to - capital easily supports financial ratings 9 0.3 0.3 0.3 0.3 0.2 0.2 0.4 0.4 0.4 $- $0.5 $1.0 $1.5 $2.0 $2.5 Q3 16 2015 2014 2013 2012 2011 2010 2009 2008 Premiums Equity Premiums to Surplus $ in billions

Capital Management Priorities 10 The manner in which capital is used has an effect on financial ratings Conceptual Model of Projected A. M. Best BCAR Scores if Premiums Increase Surplus is Reduced Excess Capital vs. Excess Capacity “A+” Rating Threshold

Corporate Profile

ProAssurance Corporate Profile

- Healthcare-centric specialty insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominantly HCPL
  - Life sciences and medical device liability
  - Workers' compensation
  - Legal professional liability
  - Alternative risk transfer (ART)
- Market Cap: ~$3.0 billion
- Shareholders' Equity: $1.8 billion
- Total Assets: $5.0 billion
- Claims-Paying Ratings
  - A. M. Best: "A+" (Superior)
  - Fitch: "A" (Strong)
- 40 locations in three countries
  - 971 employees
- Writing in 50 states & DC
- Emerging international business

Business Unit	Principal Offices	Employees	Lines of Business
HCPL	18	446	Healthcare Professional Liability
PRA Corporate	1	101	Corporate functions (Accounting, Legal, etc.)
PICA	1	94	Professional Liability for Podiatry & Chiropractic
Eastern	7	257	Workers' Compensation Captive Facilities (all lines)
Medmarc	2	74	Products Liability Legal Professional Liability
PRA Risk Solutions	1	3	Alternative Risk Transfer



Lloyds
Underwriting Offices
Claims Offices
Claims / Underwriting Offices
Corporate Headquarters
Cayman Islands

ProAssurance. Treated Fairly

All data as of December 1, 2016

12

ProAssurance Brand Profile 13 Specialty P&C Workers’ Comp Healthcare Professional Liability Medical Technology & Life Sciences Products Liability Legal Professional Liability Alternative Risk Transfer

Mission, Vision and Values Mission We exist to protect others Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals. Through an integrated family of specialty companies, products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the employer of choice, we embrace every day as a singular opportunity to reach for extraordinary outcomes, build and deepen superior relationships, and accomplish our mission with infectious enthusiasm and unbending integrity Values Integrity Relationships Leadership Enthusiasm 14

Consolidated Financial Highlights Our commentary on consolidated operational results

2016 Income Statement Highlights Strong results from a focused strategy in millions, except per share data Three - Months Ended Nine - Months Ended September 30, 2016 2015 2016 2015 Gross Premiums Written $ 232.0 $ 235.9 $ 647.6 $ 651.3 Net Investment Result $ 21.9 $ 26.7 $ 68.7 $ 86.0 Total Revenues $ 224.4 $ 174.9 $ 632.5 $ 586.2 Net Losses and ALAE $ 118.1 $ 108.8 $ 335.9 $ 317.9 Underwriting & Operating Expenses $ 55.8 $ 53.0 $ 166.7 $ 157.9 Net Income (Includes Realized Investment Gains & Losses) $ 33.8 $ 10.3 $ 96.2 $ 81.2 Operating Income $ 24.4 $ 33.0 $ 85.4 $ 103.8 Operating Income per Diluted Share $ 0.46 $ 0.61 $ 1.60 $ 1.87 16

Balance Sheet Highlights $1.26 $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.16 $1.96 $2.04 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q3 16 Shareholders’ Equity: 62% Increase (YE 2007 - Q3 2016) Maintaining the financial strength required to keep our insurance promise 17 From 2013 - 2015, Book Value per share was affected by our purchase of common stock at prices above Book Value per Share Q3 ’16 2015 2014 2013 Shareholders’ Equity $ 2.0 $ 2.0 $ 2.2 $ 2.4 Total Investments 3.8 3.7 4.0 3.9 Total Assets 5.0 4.9 5.2 5.2 Total Policy Liabilities 2.4 2.4 2.4 2.4 Book Value per Share $ 38.38 $ 36.88 $ 38.17 $ 39.13 in billions, except Book Value per share

BOOK VALUE + DIVIDENDS DECLARED Scorecard at 12/1/16 BV + Dividends CAGR Since Inception (Sep 1991) 2889% 15% Reflects all stock splits and includes all dividends in the year declared. Source: SNL The Payoff: Consistent Value Creation 18 52% 88% 160% 521% 229% 314% 671% 884% 941% 1095% 1698% 2040% 2655% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 TOTAL RETURN Scorecard at 12/1/16 Total Return CAGR Since Inception (Sep 1991) 2655% 14% Ten Year (12/1/06 – 12/1/16 ) 188% 11% Five Year (12/1/11 – 12/1/16 ) 87% 13% YTD 2016 21% $40.23 $43.56 $47.41 $54.84 $1.84 $3.14 $4.91 $6.62 $8.01 $10.46 $16.81 $21.35 $30.17 $36.85 $39.13 $38.38 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 STOCK PRICE $2.62 $6.24 $15.74 $8.34 $16.08 $24.32 $27.46 $39.91 $48.48 $57.05 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 Scorecard at 12/1/16 Price Change CAGR Since Inception (Sep 1991) 2049% 13% Ten Year (12/1/06 – 12/1/16 ) 124% 8% Five Year (12/1/11 – 12/1/16 ) 46% 8% YTD 2016 18%

Consolidated Operational Highlights Our commentary on recent transactions and strategy

Strong Operational Results Lowest combined ratio of the top 100 Property & Casualty writers 2011 through 2014 * Second in 2009 and fourth in 2010 Combined ratio average 2009 - 2015: 70.0% Operating ratio average 2009 - 2015: 46.3% 69.1% 68.0% 52.5% 57.3% 70.6% 82.1% 90.5% 93.2% 38.8% 39.8% 27.6% 32.6% 46.1% 64.2% 74.8% 79.2% 2009 2010 2011 2012 2013 2014 2015 YTD '16 Combined Ratio and Operating Ratio History Combined Ratio Operating Ratio 20 *Source : Moody’s P&C Insurance Statistical Handbooks / Excludes Eastern Insurance Alliance

Consistent Approach to Reserves Recognizing loss trends as they appear No change in reserving philosophy or process Reserve Development History by Quarter by Year $16 $20 $19 $25 $40 $48 $53 $48 $34 $29 $20 $31 $37 $38 $50 $60 $39 $42 $35 $37 $25 $30 $43 $33 $52 $50 $49 $43 $36 $29 $44 $104 $108 $138 $184 $114 $82 $49 $56 $11 $17 $23 $36 $105 $185 $207 $234 $326 $272 $223 $182 $161 $95 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 16 Total Q4 Q3 Q2 Q1 $ in millions 21 HCPL Predominating 2003 — 2016

1 2 Physicians & Dentists 46.5% Ancillary Healthcare 3.0% Life Sciences/ Medical Tech 3.9% Hospitals & Facilities 6.0% Attorneys 3.2% Lloyd's 7.8% Workers' Compensation 29.7% Other 0.1% Specialty P&C: 63% YTD Policyholder Count: ~77,000 Physicians & Dentists 59.6% Ancillary Healthcare 10.7% Life Sciences / Medical Tech 1.6% Hospitals & Facilities 0.7% Attorneys 14.5% Workers' Compensation 11.7% Other 1.1% 2016 Premiums, Policyholders & Distribution YTD 2016 Gross Premium: $648 mln Tail Premium Allocated by Line Does Not Reflect Inter - Segment Eliminations Our Distribution Sources HCPL LPL Life Sciences Workers’ Comp Agent / Broker 72% 100% 100% 100% Direct 28% -- -- -- 22 Subject to Rounding All Data as of 9/30/16

Reinsurance Programs Professional Liability Medical Technology & Life Sciences Workers' Compensation Reinsured Retention Coverage Offered up to Maximum Standard Policy Limits -------- 5% to 10% retained based on layer Coverage Offered up to Maximum Standard Policy Limits -------- 20% Retention s Coverage up to $149.5 million per loss event -------- 0% Retention 100% Retained up to $1 million 100% Retained up to $1 million 100% Retained up to $500,000 23

Strategic Review

Reality: Healthcare Costs are the Real Issue 25 Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 1995 1998 2001 2004 2007 2010 2013 Healthcare Spending as a Percentage of GDP (1995 - 2013) US France Germany Japan Global UK The question is cost vs. care — we can deliver more care than we can afford Restructuring is producing profound changes in healthcare The U.S. spends a greater proportion of GDP on healthcare and the percentage is increasing

Reality: Traditional Practices are Fading

The HCPL Industry

Traditional practices are fading

Excess capital is being used to try to maintain market share at the expense of a sustainable future

Capital & geographic constraints threaten many small insurers

Few companies are able to respond to new coverage demands from emerging delivery models

- Traditional physician-focused insurers face crucial choices about their future and ultimate survival

The fundamental problem is exposures migrating away from the MPL specialists…there is also some urgency to consider options and take action to maintain relevance…"

–Conning Webcast 12/8/16, https://goo.gl/WXcDpt



Small Group & Solo Practices
Employed Physicians
62%
35%
49%
44%
35%
53%
33%
58%
2008
2012
2014
2016

Source: Conning webinar, 2016 Physicians Foundation Survey of America's Physicians, and prior editions

ProAssurance. Treated Fairly
26

Reality: ProAssurance Can Meet the Challenges 27 Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged Traditional practices are fading Excess capital is being used to try to maintain market share at the expense of a sustainable future Capital & geographic constraints threaten many small insurers Few companies are able to respond to new coverage demands from emerging delivery model s The HCPL Industry ProAssurance Maintaining discipline & profitability Expanding product lines through strategic M&A and internal innovation Now able to cover the full spectrum of healthcare Addressing all avenues of distribution Building a sustainable competitive advantage Managing capital effectively The Fork in the Road For traditional HCPL companies , there can be no status quo given the inevitable evolution of their customer base

ProAssurance is Positioned to Succeed in HCPL

Emerging Issues in Healthcare	Challenges for HCPL Insurers	ProAssurance Responds With Strategies & Solutions
• Consolidation of providers into larger groups or within facilities/systems • Evolution of new delivery systems to address cost pressures • Multi-state expansion to achieve scale	• Broker-driven purchasing requires new approaches to the market • Larger balance sheets required to respond to greater financial risk • Multi-state risks require broad scope • Evolving risk profiles require flexible coverage options and alternative markets presence	• Broker outreach and National Healthcare Team are driving higher submissions—up 15% y-o-y. • Chosen by a large multi-state risk—single largest premium in PRA history (Q2 2016) • 50-state capability in place since 2007 • Partnerships such as Certitude with Ascension Health ($131 million in DPW since inception) • Alternative market expertise through Inova® captives, E&S capabilities and a dedicated risk retention group • Sophisticated Work Comp solution creates a solid competitive advantage

ProAssurance. Treated Fairly
28

ProAssurance is Positioned to Succeed in HCPL 29 ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability SNL 2015 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million Doctors Co National Limited Hospital Experience $678 Medical Protective (Main Berkshire HCPL) National Recent Hospital Experience $570 ProAssurance Size, Scope & Experience $ 454 MLMIC NY Only $420 Coverys Limited Active Scope $ 396 NORCAL Limited Scope Minimal Hospital Experience $315 PRI NY Only Negative Surplus $297 MAG Mutual $234 MCIC $231 Hospitals Ins. Co. $214 ISMIE $193 Constellation $160 SVMIC $134 Controlled Risk $121 MICA $114 National Chiropractic Mutual National Limited Focus $ 92 OMSNIC National Dental & Related $ 91 COPIC $83 MM - NC $81 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Size & Scope of Top HCPL Writers Surplus billions Bubble Size = 2015 Direct Premiums Written in millions Active States

ProAssurance is Positioned to Succeed in HCPL 30 Our long - term focus on financial strength is central to our overall strategy and success ProAssurance has always evolved ahead of the curve We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience We are building the platform that will allow us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

Strategic Successes in the Evolving Market

- The Certitude℠ program in partnership with Ascension Health
  - Shared risk through quota share participation by Ascension's captive on first $1M
  - ~2,370 insured physicians
  - ~$21.5 million inforce Certitude premium
  - Active in AL, CT, D.C., FL, IL, IN, KS, MD, MI, NY, OK, SC, TN, TX, WI
- $31.0 million total premium from Ascension-related risks

CERTITUDE by ASCENSION HEALTH


States with Active Certitude Programs
Non-Certitude States where Ascension Health Ministries are based*
States with Active CAPAssurance Policies

- CAPAssurance
  - Partnered with California-based CAP-MPT
  - Risk sharing by CAP through variable quota share participation on first $1M
  - ~$6.4M of inforce premium, including two hospitals and various facilities

*http://ascension.org/our-work/ascension-health/sites-of-care

ProAssurance. Treated Fairly
31

Addressing a Wide Spectrum of Risk Appetites 32 Coordinated sales & marketing efforts target insureds in these classes for additional products and services Traditional Policies • Primarily agent - sold • Remains the majority of our business • Proven performance supports discipline pricing Transitional • Risk sharing/high deductible programs control cost and build “sticky” business • Risk purchasing groups target specific specialties or program business • Joint physician/hospital policies ( ProControl®) address unique risk tolerance and claims expectations of each class of insured Alternative Risk • Captive insurance programs allow large, sophisticated healthcare and workers’ compensation customers to control their own insurance programs • Two joint healthcare professional and workers’ compensation programs are already in place • Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells

Emerging Strategic Opportunities 33 ProAssurance Risk Solutions sm • Proven expertise to address complex risk financing challenges in both healthcare and workers’ compensation • Run - off liabilities in M&A transactions • Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources • Specialized self - insurance plans • Offers financial flexibility through more efficient securitization/collateralization of self - funded risks ProAssurance Complex Medicine • Program for larger entities with self - insured retentions allows us to participate in markets we have not previously addressed • Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay

Leveraging Existing Expertise in New Ways 34 Syndicate 1729 at Lloyds • Our 58% participation provides potential access to international medical professional liability opportunities • Increases flexibility for ProAssurance when working with complex risks • Primary and excess business can be written • We expect to leverage Medmarc’s expertise in the future to underwrite international medical technology and life sciences risks Medmarc • Larger healthcare organizations present greater opportunities to insure activities focused on device and drug development • Provides ProAssurance and our distribution partners with additional capabilities at the complex end of the healthcare delivery continuum • Increasing globalization of testing and development efforts are a natural fit with Lloyd’s Syndicate 1729 ProAssurance Mid - Continent Underwriters • Focuses on ancillary healthcare market which is exploding as care is being pushed down to lower cost providers

Broad Experience Across the Healthcare Market More than 30 year of experience insuring hospitals and other healthcare facilities Experience ranges from community - based hospitals to major medical centers Enhanced coverages ( ProControl) and existing programs respond to today’s emerging trends 1 2 1 2 6 2 19 2 10 13 40 3 19 3 36 3 6 2 28 Other Healthcare Facilities: 338 Hospitals: 134 1 3 1 1 DE: 1 MD: 1 1 1 16 2 3 1 1 3 DE: 6 DC: 1 MD: 2 NJ: 1 27 10 8 6 3 1 45 7 4 8 11 1 1 5 1 23 1 47 7 2 3 5 At October 31, 2016 1 1 35

Segment Highlights We report results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

Three - Months Ended Nine Months Ended September 30 2016 2015 2016 2015 Gross Premiums Written $ 155.8 $ 160.5 $ 410.2 $ 416.7 Net Premiums Earned $ 116.2 $ 115.6 $ 334.5 $ 343.1 Total Revenues $ 117.2 $ 117.3 $ 339.1 $ 347.6 Net Losses & Loss Adjustment Expenses $ 72.3 $ 64.0 $ 205.8 $ 197.1 Underwriting & Operating Expenses $ 26.6 $ 26.3 $ 77.5 $ 80.1 Operating Result $ 18.2 $ 27.0 $ 55.7 $ 70.5 2016 Specialty P&C Financial Highlights in millions, except ratios 37 Current Accident Year Net Loss Ratio 88.1% 85.6% 88.3% 86.7% Effect of Prior Accident Year Reserve Development (25.9%) (30.3%) (26.9%) (29.3%) Net Loss Ratio 62.2% 55.4% 61.4% 57.4% Underwriting Expense Ratio 22.9% 22.7% 23.1% 23.3% Combined Ratio 85.1% 78.0% 84.5% 80.7%

2016 Specialty P&C Gross Written Premium 38 $37 $25 $20 $15 $25 $30 $25 $23 $16 $25 Healthcare facilities Other healthcare providers Legal professionals Tail & other, professional liability Products liability 2016 2015 $268 $270 $19 $25 $287 $295 YTD 16 YTD 15 Physician 12-mo Physician 24-mo $ in millions Nine Months Ended September 30 th Two - year policies increase retention but lower renewal premiums in even years Gross Written Premiums decreased $ 6.5M (1.5%) from $ 416.7M to $ 410.2M Physician new business of $23.6 mln, retention of 89%. Facilities increase is due to new business of $9.1 mln; partially offset by 80% retention Lawyers decrease is due to stricter underwriting and higher pricing; 78% retention partiallyoffset $ 3.3M in new business Products liability new business of $3.8 mln; 87% retention

Strong Retention Despite Competition Retention remains strong Continued underwriting vigilance is being used today to ensure future success Market share is important, but NOT as important as profitability 85% 87% 90% 90% 89% 90% 89% 89% 89% 89% 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 16 Year - over - Year Premium Retention – Physicians 91% 88% 87% 89% Q4 15 Q1 16 Q2 16 Q3 16 Trailing Four Quarters’ Premium Retention – Physicians 39

No Overall Change in HCPL Loss Trends Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 16 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% 0% 0% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 131% 131% 131% -10% 30% 70% 110% 150% MD/DO Charged Rate History PICA excluded to facilitate accurate comparisons over time 40

Differentiate Through Claims Defense

- We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  - Differentiates our product
  - Provides long-term financial and marketing advantages
  - Retains business and deters future lawsuits
- Increasingly important as claims data becomes public
  - Malpractice outcomes now public in 26 states

ProAssurance: 77% No Paid Losses

Industry: 73% No Paid Losses

Ten Year Average
2005-2014



Dropped or Dismissed 64.7%
Settled/ADR/ Other 19.5%
Plaintiff Verdict 3.5%
Defense Verdict 12.3%

Source: ProAssurance, as reported to PIAA



Dropped or Dismissed 66.2%
Defense Verdict 6.7%
Plaintiff Verdict 0.7%
Settled/ADR/ Other 26.4%

Source: PIAA 2014 Claim Trend Analysis, ProAssurance Excluded

ProAssurance. Treated Fairly
41

The Ohio Example: 2005 – 2014 Data Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches www.insurance.ohio.gov/Legal/Reports/Documents/Ohio2013MedicalProfessionalLiabilityClosedClaimReport.pdf 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity More Claims Closed With No Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial More Claims Defended in Court $32,389 $71,806 ProAssurance All Others EXTRAORDINARY OUTCOMES: 2.2x Lower Average Indemnity Payment per Closed Claim 42

14.0% 40.4% 24.8% 26.4% 38.8% 66.8% PRA Industry On average, 28 points better than the industry The Bottom Line Benefits of Strong Defense Our ability and willingness to defend claims allows us to achieve better results 21.1% 17.6% 16.2% 4.6% 14.0% 10.7% 21.9% 21.6% 23.1% 24.0% 20.6% 20.1% 17.1% 28.0% 27.3% 35.0% 44.2% 41.6% 36.8% 24.6% 31.1% 38.7% 49.2% 56.6% 2008 2009 2010 2011 2012 2013 2014 2015 Source: 2008 - 2015, Statutory Basis, A.M. Best Aggregates & Averages 2014: Preliminary data from SNL ProAssurance vs. Industry Five - Year Average Loss Ratio ( 2011 - 2015) ProAssurance Stand Alone Loss Ratio ( 2008 - 2015) Calendar Year 43 TOTAL LOSS RATIO Incurred Loss Adjustment Expenses as a Percentage of Premium Incurred Losses as a Percentage of Premium

ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business 40% 60% 80% 100% 120% 140% 160% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 Calendar Year Combined Ratio 1991 - 2015 ProAssurance HCPL HCPL P&C Source: 1991 - 2015 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business Policyholder Dividends Included. PRA HCPL '91 - '15 Avg PRA HCPL 5 Yr Avg 2011 - 2015 PRA HCPL 10 Yr Avg ( 2006 - 2015 ) 72.9% 91.0% 87.5% 106.7% 60.42% 44 89.4%

ProAssurance Outperforms in Insurance Source: A.M . Best Aggregates and Averages for Each Line of Business (1991 - 2015) 103.9% 99.7% 100.5% 106.7% 89.2% 95.0% 87.5% 68.3% 63.2% 88.5% 71.5% 67.2% 1991-2015 10-Year 2005-2015 5-Year 2010-2015 Average Combined Ratio Overall P&C MPL PRA - MPL Only PRA - All Lines 45

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation In surance Lloyd’s Syndicate 1729

Three - Months Ended Nine - Months Ended September 30, 2016 2015 2016 2015 Gross Premiums Written $ 59.9 $ 61.8 $ 194.9 $ 196.0 Net Premiums Earned $ 54.5 $ 54.6 $ 164.0 $ 159.4 Total Revenues $ 54.6 $ 54.6 $ 164.7 $ 159.8 Net Losses & Loss Adjustment Expenses $ 34.5 $ 36.1 $ 104.2 $ 102.5 Underwriting & Operating Expenses $ 18.3 $ 16.2 $ 52.5 $ 47.4 Operating Result $ (1.3) $ 4.2 $ 2.2 $ 8.4 2016 Workers ’ Compensation Financial Highlights in millions, except ratios 47 Current Accident Year Net Loss Ratio 66.6% 68.4% 65.9% 67.1% Effect of Prior Accident Year Reserve Development (3.3%) (2.2%) (2.4%) (2.8%) Net Loss Ratio 63.3% 66.2% 63.5% 64.3% Underwriting Expense Ratio 33.6% 29.7% 32.0% 29.7% Combined Ratio 96.9% 95.9% 95.5% 94.0%

79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 96.0% 95.9% 95.5% 91.6% 94.3% 95.1% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 16 Consistent Profitability in Workers' Comp 48 Historical Combined Ratio Average 88% since 2006 (1) excluding fair value adjustments, intangible asset amortization, transaction - related and other one - time charges (1) (1) (1) 9/30/16

How Eastern Differentiates 49 Disciplined individual account underwriting with focus on rate adequacy in rural territories Dedicated to effective claims management and returning injured workers to wellness Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance

Eastern Business Profile 50 Offices Licensed and actively seeking business Licensed, accepting “border” business Eastern Re (Cayman) Licensed in 30 states Avoiding high - hazard states within the Eastern footprint

Workers' Compensation Risk Diversification Wide diversification by class code and market segment Almost 7,000 active policies in Traditional Programs Over 600 class c odes a ctively written 51 Physicians/Dentists 10.7% Nursing Homes Skilled 2.2% Hospital 6.4% Clerical / Office 15.4% Colleges/Schools 10.0% Auto Dealers 4.7% Fast Food Restaurants 1.9% Salesmen - Outside 3.8% Restaurant 3.2% Banks 2.0% 19.4% Healthcare and Related Risks Top 10 Classes (Traditional) Payroll Exposure as of September 30, 2016 Exposure Base: PA, DE, MD, VA, NC, SC

Physician / Dentists 3.9% Nursing Homes Skilled 4.1% Social Rehab Facilities 3.0% Retirement/Life Care Community 2.7% Clerical / Office 16.7% Colleges/Schools 7.8% Auto Dealers 6.2% Salesmen - Outside 5.7% Grocery Store - Retail 1.8% Restaurant 2.7% 13.7% Healthcare and Related Risks These are self - insured, segregated portfolio cells within Eastern’s alternative markets facility 2,800 active Inova ® policies Over 4 00 class codes actively written Workers' Compensation Risk Diversification 52 Top 10 Classes (Alternative) Payroll Exposure as of September 30, 2016 Exposure Base: PA, DE, MD, VA, NC, SC

Broad Product Spectrum Guaranteed Cost 51% INOVA (Alternative Markets) 30% Policyholder Dividend 9% Deductible Plans 4% Retrospective Rating 2% Assumed 4% Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “ Pay as you Go” TPA Services Claims Administration and Risk Management Active Policies at 9/30/16 Traditional WC Programs 6,925 Alternative Markets 2,106 9,031 53 $194 Mln Gross Written Premium at 9/30/16

How Eastern Differentiates Extensive medical cost containment strategies consistently updated and implemented as new trends emerge Ten - year weighted average implied medical inflation is 1.5 percent on an incurred basis Proactive claims management Use of Compromise & Release where permitted by law Strategic use of return - to - wellness initiatives Use of a proactive, unique claims approach that has always differentiated ProAssurance 54

Workers’ Comp Claim Closing Pattern: Traditional 55 No claims open from 2002 and earlier Few claims remain open from other, older accident years Recognized as a short - tail writer of workers’ compensation 364 536 590 570 687 591 717 776 889 953 1,076 1,180 1,238 1,269 1,142 886 0 0 0 3 0 2 2 3 4 7 3 14 25 56 131 326 0 150 300 450 600 750 900 1,050 1,200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Accident Years 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Closed Claims 364 536 590 570 687 591 717 776 889 953 1,076 1,180 1,238 1,269 1,142 886 Open Claims 0 0 0 3 0 2 2 3 4 7 3 14 25 56 131 326 9 /30/16

Workers’ Comp Claim Closing Pattern: Alternative 56 66 103 175 267 407 423 310 325 336 385 404 502 498 560 585 506 0 0 0 0 0 0 0 1 0 0 2 2 3 15 48 154 0 100 200 300 400 500 600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Accident Years 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Closed Claims 66 103 175 267 407 423 310 325 336 385 404 502 498 560 585 506 Open Claims 0 0 0 0 0 0 0 1 0 0 2 2 3 15 48 154 9 /30/16 No claims open from 2006 and earlier Few claims remain open from other, older accident years Recognized as a short - tail writer of workers’ compensation

How Eastern Differentiates Captive insurance solutions provided through Eastern Re Segregated cell company based in Cayman Successfully driving new business opportunities for healthcare professional liability business Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Value - added risk management services cements brand loyalty 57

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

Lloyd’s Segment Highlights Operations maturing as the Syndicate is fully staffed A highly - experienced healthcare professional liability underwriting team joined Syndicate 1729 in March 2016 Extensive experience in Canada, Australia, South America and Middle East 59

Three - Months Ended Nine - Months Ended September 30 2016 2015 2016 2015 Gross Premiums Written $ 19.0 $ 16.4 $ 50.9 $ 46.9 Net Premiums Earned $ 14.6 $ 11.9 $ 40.5 $ 26.8 Total Revenues $ 15.7 $ 11.9 $ 42.8 $ 27.7 Net Losses & Loss Adjustment Expenses $ 11.3 $ 8.7 $ 26.0 $ 18.3 Underwriting & Operating Expenses $ 6.3 $ 5.6 $ 16.7 $ 13.2 Segment Operating Result $ (3.2) $ (2.6) $ 2.1 $ (4.6) 2016 Lloyd’s Segment Financial Highlights in millions, except ratios 60 Current Accident Year Loss Ratio 58.1% 73.0% 65.0% 68.3% Net Loss Ratio 77.5% 73.0% 64.1% 68.3% Underwriting Expense Ratio 42.9% 47.4% 41.1% 49.2% Expense ratio is declining as premiums build and start - up expenses transition to operating expenses

Lloyd’s Syndicate 1729: Business Detail Broad spread of risk Property is primarily US 61 For the nine months reported September 30, 2016 $ in millions YTD 2016 Syndicate 1729 Gross Written Premium is $88.3 million ProAssurance 57.6% Share is $50.9 million Broken out by category: Property Insurance $13.0 26% Casualty Insurance $9.4 18% Property Reinsurance $10.9 21% Casualty Reinsurance (Other) $3.9 8% Casualty Reinsurance (PICA) $13.7 27%

Segment Highlights Corporate U.S. investing activities Non - premium revenues Corporate expenses U. S. taxes

Three - Months Ended Nine - Months Ended September 30, 2016 2015 2016 2015 Net Investment income $ 24.9 $ 26.7 $ 74.3 $ 81.5 Equity in earnings (loss) of unconsolidated subsidiaries $ (3.3) $ (0.2) $ (6.6) $ 3.8 Net realized investment gains (losses) $ 15.7 $ (36.6) $ 18.3 $ (35.6) Operating expenses $ 5.1 $ 5.1 $ 20.7 $ 17.7 Interest expense $ 3.7 $ 3.6 $ 11.3 $ 11.0 Income taxes $ 8.3 $ 0.9 $ 14.2 $ 15.9 Segment Operating Result $ 20.1 $ (18.4) $ 40.4 $ 7.0 2016 Corporate Segment Financial Highlights 63 in millions The decline in earnings from unconsolidated subsidiaries was primarily the result of an acceleration in the recognition of estimated partnership losses related to tax credit investments (see slides 72 & 73) Investment income continues to decline due to lower average balances and the low interest rate environment

Investment Portfolio Detail ProAssurance remains conservatively invested to ensure our ability to keep our long - term promise of insurance protection

2016 Investment Strategy & Outlook 65 Continuing capital management activities are expected to reduce the size of the portfolio Maintaining optimum allocation remains paramount Requires ongoing re - allocation Ensures non - correlation of returns Duration management is also important We will not extend duration in search of incremental yield

All as of 9/30/16 ProAssurance Investment Profile Fixed Income 71% Short Term (incl cash) 7% Equities & Equity Substitutes 20% BOLI 2% $3.8 Billion Overall Portfolio State & Muni 32% Corporate 49% Asset Backed 13% Govt & Agency 6% $2.8 Billion Fixed Income Portfolio (71% of Invested Assets) Average duration: 3.3 years Average tax - equivalent income yield: 3.7% Investment grade: 93% Weighted average: A+ Full portfolio disclosure on our website: investor.proassurance.com/CustomPage/Index?KeyGenPage=305596 66 DAILY Cash Equities Bonds 85% MONTHS (NEGOTIATED) LPs (Secondary Liquidity) 8% 30 - 90 DAYS HFs/Privates 4% Not liquid Statutory Deposits 1% 6 MONTHS BOLI 2% Sources of Liquidity

Other (Primarily Auto & Credit Card) 26% CMBS 9% RMBS 61% ProAssurance Portfolio Detail: Asset Backed 9/30/16 Subject to Rounding $357 Million (13% of Fixed Income / 8% of Invested Assets) Weighted Average Rating: “ AAA” 67

Financials 31% Industrials 16% Utilities/ Energy 16% Other 1% Basic Materials 3% Technology 5% Communications 6% Consumer Oriented 22% ProAssurance Portfolio Detail: Corporate Corporates: $ 1.3 Billion ( 49% of Fixed Assets / 35% of Invested Assets) Weighted Average Rating: A - Top 20 Banks/Financials: $206 million in millions JPM $21 NRUC $9 Goldman $17 BBT $9 B of A $16 Simon Property $9 PNC $15 Natl Bank of CA $8 The Doctor’s Co $12 BNY Mellon $8 Amex $11 HCP $7 Wells Fargo $11 Digital Realty Trust $7 Morgan Stanley $11 US Bank $6 BlackRock $10 Aust & NZ Banking Grp $5 Citi $10 Ge Capital $4 9/30/16 68

Fixed Income $141 69% LP $24 12% Equities & Other $40 19% ProAssurance Portfolio Detail: Energy Exposure Energy Related Exposure: $204 Million 9/30/16 69 Total energy exposure is 5% of invested assets $ 115 million is investment grade 3.0% of invested assets $ 25 million of below investment grade bonds <1% of invested assets

General Obligation 18% Special Revenue 70% Prerefunded 12% ProAssurance Portfolio Detail: Municipals Municipals: $885 Million ( 32% of Fixed Income / 23% Invested Assets) Top 10 Municipal Holdings in millions Connecticut State Housing Authority $15 Omaha Public Power $13 San Antonio, TX Electric & Gas $12 University of Alabama General Revenue $11 Colorado Springs, CO Utilities $11 North Carolina State Capital Improvement $10 Missouri St Highway & Transit $10 Port Authority of NY & NJ $10 Illinois State Municipal Electric Agency Power $9 Ohio State $9 Weighted Average Rating: AA 9/30/16 70

Equities 36% Alternative Equity & Debt 16% Real Estate LP 4% Private Equity 14% Convertible Bonds 4% Other Bond Funds 2% Inflation Focused Bond Fund 9% Tax Credits 15% ProAssurance Portfolio: Equities & Other 9/30/2016 Equities & Other: $785 Million (20% of Invested Assets) 71

Additional Financial Detail

- $0.6 - $5.2 - $5.7 - $10.9 - $11.6 - $8.9 - $16.5 - $25.4 - $19.8 - $21.1 - $20.9 - $15.7 - $7.4 - $3.3 $1.0 $6.9 $12.0 $21.0 $22.0 $25.5 $33.4 $34.4 $25.5 $25.6 $24.8 $18.8 $7.4 $1.3 0.4 1.7 6.3 10.1 10.4 16.6 16.9 9.0 5.8 4.5 3.9 3.1 0.0 - 1.9 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Pre-Tax Losses Including Impairment Tax Credit Provision Impact on Earnings (Reduces PRE TAX Net Investment Income) (Reduces Taxes Due) (Net Effect) Tax Credit Impact on Operating Results 73 Substantial tax benefits and amortization expenses Actual Projected

Combined Tax Credits Portfolio Detail Year Capital Contributions GAAP Income/(Loss) from Operations , Disposition & Impairment Total Credits (Source IRR Schedule) Tax Provision after Impairment Impact on Earnings 2016 $ 8,768,215 $ (16,497,464) $ 27,670,578 $ 33,444,687 $ 16,947,224 2017 $ 3,544,629 $ (25,391,711) $ 25,532,486 $ 34,419,588 $ 9,027,876 2018 $ 875,943 $ (19,787,065) $ 18,636,636 $ 25,562,110 $ 5,775,045 2019 $ 150,596 $ (21,051,545) $ 18,195,206 $ 25,563,249 $ 4,511,704 2020 $ 136,251 $ (20,918,058) $ 17,451,430 $ 24,772,754 $ 3,854,696 2021 $ 120,658 $ (15,675,659) $ 13,273,313 $ 18,759,799 $ 3,084,140 2022 $ 311,047 $ (7,363,411) $ 4,804,988 $ 7,382,180 $ 18,769 2023 $ 51,338 $ (3,253,401) $ 168,689 $ 1,307,375 $ (1,946,026) 2024 $ 51,338 $ (2,350,855) $ 24,087 $ 846,885 $ (1,503,970) 2025 $ 41,159 $ (902,859) $ 7,707 $ 323,706 $ (579,153) 2026 $ 25,734 $ (408,784) $ 2,994 $ 146,070 $ (262,714) 2027 $ - $ (203,796) $ 86 $ 71,416 $ (132,380) 2028 $ - $ 4 $ - $ - $ 4 $ 14,076,908 $ (133,804,603) $ 125,768,201 $ 172,599,818 $ 38,795,216 74

Capital Growth : 2008‒ Q3 2016 75 2008 2009 2010 2011 2012 2013 2014 2015 YTD '16* Stock Issued $ 112,478 ̶ ̶ ̶ ̶ ̶ ̶ ̶ ̶ Employee Stock Transactions $ 11,673 $ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 6,596 Earnings $ 177,725 $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 96,233 Dividends ̶ ̶ ̶ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (49,370) Treasury Stock $ (87,561) $ (46,884) $ (106,347) $ (20,317) ̶ $ (32,054) $ (222,360) $ (169,793) $ (2,106) Unrealized G/L $ (45,800) $ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ 32,460 Total Equity $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 2,042 *September 30, 2016

Inside ProAssurance’s Balance Sheet Cash & Investments: 79.3% Insurance Receivables 11.0% Goodwill & Intangible Assets: 5.9% Other Assets: 3.8% Retained Earnings: 40.6% Other Equity: 0.1% Reinsurance Payable & Other Liabilities: 11.4% Unearned Premiums: 8.1% Loss Reserves: 39.8% Assets: $5.0 bln Liabilities: $3.0 bln Equity: $2.0 bln 9/30/16 76

Inside ProAssurance’s Income Statement 77 Net Premiums Earned: 85.3% Net Realized Investment Gains (Losses): 2.9% Net Investment Income: 11.9% Other: - 0.1% Net Income: 15.2% Provision for Income Taxes: 2.6% Underwriting, Policy Acquisitions, Operating and Interest Expenses: 29.1% Net Losses and Loss Adjustment Expenses: 53.1% Revenues: $632.5 mln Expenses: $519.9 mln Net Income: $96.2 mln Tax Expense: $16.5 mln 9/30/16

Book Value per Share History Through Q3 2016 $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $38.17 $36.88 $38.38 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $32.66 $31.17 $32.80 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $31.63 $30.72 $31.74 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 Book Value per Share Tangible Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses Q3 2016 78

Book Value per Share 79 Components 9/30/16 12/31/15 Change Total Book Value $ 38.38 $ 36.88 $ 1.50 Less: Goodwill & Intangible Assets 5.58 5.71 (0.13) Tangible Book Value $ 32.80 $ 31.17 $ 1.63 Less: Unrealized Gain / Loss 1.06 0.45 0.61 Tangible Book Value excl Unreal G/L $ 31.74 $ 30.72 $ 1.02 Estimated Effect of Treasury Shares $ (0.94) $ (1.16) $ 0.22 Outstanding Shares (000s) 53,206 53,101 105 Treasury Shares (000s) 9,447 9,403 44

Our Four Reporting Segments 80 • Healthcare Professional Liability • Products Liability • Lawyers’ Professional Liability Specialty P&C • Traditional • Captive Market Facility Workers’ Compensation • Syndicate 1729 (58%) (including investments & taxes) Lloyd’s • PRA Corp – parent company • Internal agency operations • Investments, except Lloyd’s • Taxes, except Lloyd’s • Debt Corporate / Other ProAssurance Consolidated

Q3 2016 Condensed Results by Segment 81 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Q3 2016 Q3 2015 Gross premiums written $ 155,838 $ 59,910 $ 18,956 $ — $ (2,688) $ 232,016 $ 235,905 Net premiums written 134,989 54,444 16,342 — — 205,775 213,110 Net premiums earned 116,199 54,498 14,578 — — 185,275 182,085 Net losses and LAE 72,311 34,472 11,299 — — 118,082 108,806 Underwriting, policy acquisition & operating expenses 26,563 18,331 6,251 5,086 (419) 55,812 53,025 Underwriting Result $ 17,325 $ 1,695 $ (2,972) $ (5,086) $ 419 $ 11,381 $ 20,254 % of total 152.2% 14.9% (26.1)% (44.7)% 3.7% 100.0 % Net investment result — — 351 21,561 — 21,912 26,721 Net realized inv gains / (losses) — — 50 15,687 — 15,737 (36,632) Other income 1,012 86 734 15 (419) 1,428 2,759 SPC dividend expense / (income) 94 3,102 — — — 3,196 (1,933) Interest expense — — — 3,748 — 3,748 3,637 Income tax expense 1,352 8,328 9,680 1,122 Segment operating result $ 18,243 $ (1,321) $ (3,189) $ 20,101 $ — $ 33,834 $ 10,276 Net loss ratio 62.2% 63.3% 77.5 % n/a n/a 63.7% 59.8 % Expense ratio 22.9% 33.6% 42.9 % n/a n/a 30.1% 29.1 % Combined ratio 85.1% 96.9% 120.4 % n/a n/a 93.8% 88.9 % Third Quarter 2016

2016 Condensed Results by Segment 82 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Total YTD 2016 Total YTD 2015 Gross premiums written $ 410,201 $ 194,420 $ 50,870 $ — $ (7,927) $ 647,564 $ 651,343 Net premiums written 354,510 175,986 42,575 — — 573,071 581,855 Net premiums earned 335,080 163,974 40,533 — — 539,587 529,277 Net losses and LAE 205,787 104,160 25,989 — — 335,936 317,884 Underwriting, policy acquisition & operating expenses 77,519 52,494 16,660 20,748 (686) 166,735 157,908 Underwriting Result $ 51,774 $ 7,320 $ (2,116) $ (20,748) $ 686 $ 36,916 $ 53,485 % of total 140.2% 19.8% (5.7)% (56.2)% 1.9% 100.0 % Net investment result — — 1,004 67,673 — 68,677 86,022 Net realized inv gains / (losses) — — 59 18,255 — 18,314 (35,620) Other income 4,021 696 1,174 758 (686) 5,963 6,504 SPC dividend expense / (income) 94 5,801 — — — 5,895 1,481 Interest expense — — — 11,285 — 11,285 10,978 Income tax expense 2,248 14,209 16,457 16,684 Segment operating result $ 55,701 $ 2,215 $ (2,127) $ 40,444 $ — $ 96,233 $ 81,248 Net loss ratio 61.4% 63.5% 64.1 % n/a n/a 62.3% 60.1 % Expense ratio 23.1% 32.0% 41.1 % n/a n/a 30.9% 29.8 % Combined ratio 84.5% 95.5% 105.2 % n/a n/a 93.2% 89.9 % Through 9/30/16

2015 Condensed Results by Segment 83 Specialty P&C Workers' Comp Lloyd' s Syndicate Corporate / Other Elimination Total for 2015 Total for 2014 Gross premiums written $ 526,296 $ 243,608 $ 56,929 $ — $ (14,615) $ 812,218 $ 779,609 Net premiums written 442,126 218,338 48,821 — — 709,285 701,849 Net premiums earned 443,313 213,161 37,675 — — 694,149 699,731 Net losses and LAE 250,168 140,744 25,181 — (5,382) 410,711 363,084 Underwriting, policy acquisition & operating expenses 105,574 63,653 18,518 24,518 4,801 217,064 211,311 Underwriting Result $ 87,571 $ 8,764 $ (6,024) $ (24,518) $ 581 $ 66,374 $ 125,336 % of total 131.9% 13.2% (9.1)% (36.9)% 0.9% 100.0 % Net investment result — — 928 111,414 — 112,342 129,543 Net realized inv gains / (losses) — — 24 (41,663) — (41,639) 14,654 Other income 4,561 492 698 2,057 (581) 7,227 8,398 SPC dividend expense / (income) — 853 — — — 853 1,842 Interest expense — — — 14,596 — 14,596 14,084 Income tax expense 1,240 11,418 12,658 65,440 Segment operating result $ 92,132 $ 8,403 $ (5,614) $ 21,276 $ — $ 116,197 $ 196,565 Net loss ratio 56.4% 66.0% 66.8 % n/a n/a 59.2% 51.9 % Expense ratio 23.8% 29.9% 49.2 % n/a n/a 31.3% 30.2 % Combined ratio 80.2% 95.9% 116.0 % n/a n/a 90.5% 82.1%

Substantial HPL Claims Experience 84 More than 10,000 Hospital Professional Liability (HPL) claims handled since the inception of ProAssurance Higher proportion of HPL settlements than for physician claims, due to the requests of hospital insureds 6,527 437 3,733 279 10,260 716 Closed Open Total Lawsuits Claims and Incidents Dropped or Dismissed 67.7% Defense Verdict 7.8% Plaintiff Verdict 2.8% Settled or ADR 21.7% ProAssurance HPL Lawsuit Outcomes Inception to August 31, 2016

ProAssurance’s Path to Success 85 1976 - 1991 Building the Financial Foundation 1976 - 1991 • Building financial strength • Establishing a brand reputation for superior service • Demutualized in 2001 1991 - 2012 • Scope & size addressed by expansion through careful M&A and de novo expansion in traditional HCPL 2012 - 2016 • Additional capabilities added in Life Sciences and Workers Compensation • The only specialty offering HCPL and Workers Compensation • Instrumental in the formation of Lloyd’s Syndicate 1729. • Providing 58% of the Syndicate’s underwriting capacity • New options available ranging from captives to Lloyds Future • Looking for further M&A opportunities in HCPL • International opportunities can be created through Lloyds • We expect to remain healthcare - centric